Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 1998, included in this form 10-K, into the Company's
previously  filed   Registration  Statement   File  Nos.  33-50520,   33-50522,
33-50524, 33-82130 and 33-99146.





                                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 13, 1998